Exhibit 10.6
AMENDMENT TO
BRIGHAM EXPLORATION COMPANY
1997 DIRECTOR STOCK OPTION PLAN
     This Amendment to Brigham Exploration Company 1997 Director Stock Option Plan (the “Amendment”) is made effective as of September 23, 2009 by Brigham Exploration Company (the “Company”) for the purpose of amending the Brigham Exploration Company 1997 Director Stock Option Plan as amended effective January 1, 2009 (the “Plan”).
RECITALS:
     WHEREAS, “Chairman of the Board” is a defined term in the Plan, but not otherwise referenced in the Plan; and
     WHEREAS, the Company now desires to delete the definition of “Chairman of the Board” in the Plan; and
     WHEREAS, the Plan does not permit the immediate vesting and exercise of Options upon the occurrence of certain transactions affecting the ownership of the Company; and
     WHEREAS, the Company now desires to permit the immediate vesting and exercise of Options upon the occurrence of certain transactions affecting the ownership of the Company;
     NOW, THEREFORE, pursuant to the authority reserved in Section 6.02, the Plan is amended as follows:
AGREEMENT:
     1. The definition of “Chairman of the Board” in Article II of the Plan is hereby deleted.
     2. Article III of the Plan is hereby amended by the addition of the following sentence to the end thereof:
Notwithstanding the foregoing, the Board may, in its sole and absolute discretion, include in any stock option agreement a provision for the immediate vesting and exercisability of an Option upon the occurrence of such transactions affecting the ownership of the Company as shall be determined by the Board in its discretion and described in such provision.
     3. Section 6.02 of the Plan is hereby amended by the addition of the following sentence to the end of the first paragraph:
The Board may, in its sole and absolute discretion, amend any Option heretofore granted under the Plan to include a provision for the immediate vesting and exercisability of the Option upon the occurrence of such transactions affecting the ownership of the Company as shall be determined by the Board in its discretion and described in such provision.
     4. Capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Plan.
     IN WITNESS WHEREOF, the undersigned President and Chief Executive Officer has executed this Amendment as of the date first written above.

BRIGHAM EXPLORATION COMPANY
By:	/s/ Ben M. Brigham
	Name:	Ben M. Brigham
	Title:	President and Chief Executive Officer